Exhibit 32.1

AMERICAN REALTY CAPITAL PROPERITES, INC.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of American Realty Capital Properties, Inc. (the “Company”) for the fiscal quarter ended March 31, 2014 (the “Report”), I, William G. Stanley, Interim Chief Executive Officer and Interim Chairman of the Board of Directors of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2015	By:	/s/ William G. Stanley
William G. Stanley
Interim Chief Executive Officer and Interim Chairman of the Board of Directors

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.